EXHIBIT 99.1

Jushi Holdings Inc. Appoints Todd West as Chief Operating Officer

Experienced Cannabis Executive to lead continued grower processor facilities optimization and enhance organization-wide collaboration

BOCA RATON, Fla., April 15, 2024 (GLOBE NEWSWIRE) -- Jushi Holdings Inc. (“Jushi” or the “Company”) (CSE: JUSH) (OTCQX: JUSHF), a vertically integrated, multi-state cannabis operator, announced that it has appointed Todd West as Chief Operating Officer (“COO”), effective April 12, 2024.

Mr. West brings over 25 years of operations management experience in retail, manufacturing, and wholesale, including five years in cannabis with his most recent role being Executive Vice President of Operations at Cresco Labs Inc. Prior to cannabis, Mr. West was an operations executive for almost a decade in the food and beverage industry directing daily operations including overseeing manufacturing, warehousing, distribution, supply chain, inventory control, new product development, R&D, quality assurance, and retail.

“We have achieved remarkable success in optimizing our grower processor footprint to date and Todd’s background will be crucial as we look to accelerate this progress and strategically navigate the potential upcoming federal and state catalysts,” said Jim Cacioppo, Chief Executive Officer, Chairman, and Founder of Jushi.

Mr. Cacioppo continued, “We are focused on further improving our profitability and have commenced initiatives that include reducing our green waste, increasing our yields and potency, as well as the introduction of new higher margin products across our vertical markets to achieve our goal. Furthermore, we aim to create more connections and collaboration between our retail stores and grower processor operations to ensure optimum experiences for our customers. Todd brings the necessary experience and expertise to lead this charge and we are excited to welcome him to Jushi.”

“I am thrilled to be joining Jushi at such a pivotal moment in its history,” said Todd West, Chief Operating Officer of Jushi. “With significant assets in key markets that have yet to unlock their full potential, we are truly at a critical inflection point. I look forward to all we will accomplish together with so many exciting potential regulatory developments on the horizon. Jushi has built a strong foundation with high-quality cultivation, popular brands, innovative products, and a premier retail experience and I am incredibly proud to become a part of the senior leadership team.”

About Jushi Holdings Inc.

We are a vertically integrated cannabis company led by an industry-leading management team. Jushi is focused on building a multi-state portfolio of branded cannabis assets through opportunistic acquisitions, distressed workouts, and competitive applications. Jushi strives to maximize shareholder value while delivering high-quality products across all levels of the cannabis ecosystem. For more information, visit jushico.com or our social media channels, Instagram, Facebook, X, and LinkedIn.

Forward-Looking Information and Statements

This press release may contain “forward-looking statements” and “forward‐looking information” within the meaning of applicable securities laws, including Canadian securities legislation and United States (“U.S.”) securities legislation (collectively, “forward-looking information”) which are based upon the Company’s current internal expectations, estimates, projections, assumptions and beliefs. All information, other than statements of historical facts, included in this report that address activities, events or developments that Jushi expects or anticipates will or may occur in the future constitutes forward‐looking information. Forward‐looking information is often identified by the words, “may”, “would”, “could”, “should”, “will”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect” or similar expressions and includes, among others, information regarding: future business strategy, competitive strengths, goals, expansion and growth of Jushi’s business, operations and plans, including new revenue streams, the implementation by Jushi of certain product lines, any potential future legalization of adult use and/or medical marijuana under U.S. federal law; the expectation of repayment of debt to de-lever our balance sheet; expectations of market size and growth in the U.S. and the states in which Jushi operates; expectations for other economic, business, regulatory and/or competitive factors related to Jushi or the cannabis industry generally; and other events or conditions that may occur in the future.

Readers are cautioned that forward‐looking information is not based on historical facts but instead is based on reasonable assumptions and estimates of the management of Jushi at the time they were provided or made and such information involves known and unknown risks, uncertainties, including our ability to continue as a going concern, and other factors that may cause the actual results, level of activity, performance or achievements of Jushi, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward‐looking information. Such factors include, among others: risks relating to U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks relating to anti‐money laundering laws and regulation; other governmental and environmental regulation; public opinion and perception of the cannabis industry; risks related to the economy generally; risks related to inflation, the rising cost of capital, and stock market instability; risks relating to pandemics and forces of nature; risks related to contracts with third party service providers; risks related to the enforceability of contracts; the limited operating history of Jushi; Jushi's history of operating losses and negative operating cash flows; reliance on the expertise and judgment of senior management of Jushi; risks inherent in an agricultural business; risks related to co‐investment with parties with different interests to Jushi; risks related to proprietary intellectual property and potential infringement by third parties; risks relating to the management of growth; costs associated with Jushi being a publicly-traded company and a U.S. and Canadian filer; increasing competition in the industry; risks associated with cannabis products manufactured for human consumption including potential product recalls; reliance on key inputs, suppliers and skilled labor; reliance on manufacturers and contractors; risks of supply shortages or supply chain disruptions; cybersecurity risks; constraints on marketing products; fraudulent activity by employees, contractors and consultants; tax and insurance related risks; risk of litigation; conflicts of interest; risks relating to certain remedies being limited and the difficulty of enforcing judgments and effecting service outside of Canada; risks related to completed, pending or future acquisitions or dispositions, including potential future impairment of goodwill or intangibles acquired and/or post-closing disputes; sales of a significant amount of shares by existing shareholders; the limited market for securities of the Company; risks related to the continued performance of existing operations in California, Illinois, Massachusetts, Nevada, Ohio, Pennsylvania, and Virginia; risks related to the anticipated openings of additional dispensaries or relocation of existing dispensaries; risks relating to the expansion and optimization of the grower-processor in Pennsylvania, the vertically integrated facilities in Virginia and Massachusetts and the facility in Nevada; risks related to opening new facilities, which is subject to licensing approval; limited research and data relating to cannabis; risks related to challenges from governmental authorities of positions the Company has taken with respect to tax credits; and risks related to the Company’s critical accounting policies and estimates; and these and other risks identified under the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our most recent Annual Report on Form 10-K and otherwise identified from time to time in our reports and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulators.

Although Jushi has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such forward‐looking information will prove to be accurate as actual results and future events could differ materially from those anticipated in such information. Accordingly, readers should not place undue reliance on the forward‐looking information contained in this press release or other forward-looking statements made by Jushi. Forward‐looking information is provided and made as of the date of this press release and Jushi does not undertake any obligation to revise or update any forward‐looking information or statements other than as required by applicable law.

Unless the context requires otherwise, references in this press release to “Jushi,” “Company,” “we,” “us” and “our” refer to Jushi Holdings Inc. and our subsidiaries.

For further information, please contact:

Investor Relations
Lisa Forman
Director of Investor Relations
617-767-4419
investors@jushico.com